                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 23, 1999
                                                  ----------------------
(December 22, 1999)
-------------------

                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                   0-19656                36-3939651
 (State or other jurisdiction of   (Commission File        (I.R.S. Employer
          incorporation)                Number)             Identification No.)

                             -----------------------

    2001 Edmund Halley Drive, Reston, Virginia                     20191
    (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:    (703) 433-4000
                                                    ------------------------




          (Former name or former address, if changed since last report)
          -------------------------------------------------------------

Item 5.  Other Events.

     Nextel has abandoned its intention to proceed to take the actions contemplated in its December 21, 1999 term sheet concerning a potential resolution of the NextWave bankruptcy cases. Nextel intends to file papers withdrawing its related petition for declaratory rulings, filed on December 21, 1999 with the FCC, as soon as possible. These decisions primarily are the result of the recent significant developments in the NextWave bankruptcy cases, including the issuance of the opinion by the United States Court of Appeals for the Second Circuit explaining the bases for that Court's reversal of earlier judgments entered by each of the Bankruptcy Court and the District Court in the NextWave bankruptcy cases.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Financial Statements of Business Acquired.
                      Not applicable.

        (b)    Pro Forma Financial Information.
                      Not applicable.

        (c)    Exhibits.

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
        Exhibit No.   Exhibit Description
        -----------   -------------------
        None.

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


                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEXTEL COMMUNICATIONS, INC.

Date: December 23, 1999                     By: /s/ Thomas J.Sidman
                                                ------------------------------
                                                Thomas J. Sidman
                                                Senior Vice President and
                                                General Counsel

                                  EXHIBIT INDEX

Exhibit No.                  Exhibit Description
-----------                  -------------------
None.



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